UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: June 30

Date of reporting period: March 31, 2017

Courtney R. Taylor

Emerging Markets Growth Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Schedule of Investments

Common stocks — 94.5%	Shares	Value (000)
Asia-Pacific — 59.9%
China — 22.7%
Alibaba Group Holding Ltd. (ADR)[1]	675,280	$ 72,815

Beijing Enterprises Holdings Ltd. (Hong Kong)	224,000	1,159

China Everbright International Ltd. (Hong Kong)	4,166,000	5,607

China Mengniu Dairy Co. (Hong Kong)	11,902,600	24,658

China Merchants Bank Co., Ltd. (Hong Kong)	3,829,500	10,126

China Overseas Grand Oceans Group, Ltd. (Hong Kong)[1]	7,239,100	3,819

China Overseas Land & Investment Ltd. (Hong Kong)	16,515,950	47,179

China Pacific Insurance (Group) Co., Ltd. (Hong Kong)	7,927,000	28,611

China Resources Land Ltd. (Hong Kong)	9,663,181	26,112

China Unicom Ltd. (Hong Kong)	1,848,000	2,473

Ctrip.com International, Ltd. (ADR)[1]	80,946	3,979

Fosun International Ltd. (Hong Kong)	1,957,764	2,942

Haitian International Holdings Ltd. (Hong Kong)	3,495,803	8,133

Hutchison China MediTech Ltd.[1]	45,218	1,843
Hutchison China MediTech Ltd. (ADR)[1]	296,167	5,908

IMAX China Holding, Inc. (Hong Kong)[1]	2,447,288	12,596

JD.com, Inc. (ADR)[1]	890,700	27,710

Jiangsu Hengrui Medicine Co., Ltd. (Shanghai exchange)	4,110,146	32,401
Jiangsu Hengrui Medicine Co., Ltd.	2,165,969	17,075

Longfor Properties Co., Ltd. (Hong Kong)	17,008,268	27,970

Minth Group Ltd. (Hong Kong)	4,655,000	18,748

New Oriental Education & Technology Group, Inc. (ADR)[1]	328,000	19,805

Shanghai Fosun Pharmaceutical (Group) Co., Ltd. (Hong Kong)	7,630,500	28,081

Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co., Ltd. (Hong Kong)	2,679,000	2,203

Shanghai Pharmaceutical (Group) Co., Ltd. (Hong Kong)	4,955,100	12,975

Shenzhen Inovance Technology Co., Ltd.	2,489,441	7,929

Sino Biopharmaceutical Ltd. (Hong Kong)	41,811,000	34,432

Stella International Holdings Ltd. (Hong Kong)	8,000	13

Tencent Holdings Ltd. (Hong Kong)	1,438,900	41,252

Weichai Power Co., Ltd. (Hong Kong)	848,234	1,498

Yum China Holding, Inc.[1]	517,300	14,071

		544,123

Hong Kong — 6.3%
AIA Group Ltd.	8,873,000	55,945

CLP Holdings Ltd.	247,000	2,582

Galaxy Entertainment Group Ltd.	3,678,000	20,138

Goodbaby International Holdings Ltd.	11,185,000	5,426

Jardine Matheson Holdings Ltd.	43,700	2,808

MGM China Holdings Ltd.	3,180,800	6,630

Pacific Textiles Holdings Ltd.	36	—

Sands China Ltd.	2,102,000	9,737

VTech Holdings Ltd.	319,400	3,818

Wynn Macau, Ltd.	21,653,600	44,079

		151,163

India — 10.6%
Apollo Hospitals Enterprise Ltd.[1]	139,786	2,508
Apollo Hospitals Enterprise Ltd. (GDR)[1,2]	188,500	3,383

Bharat Electronics Ltd.	2,416,820	5,834

Bharti Airtel Ltd.	8,678,587	46,784

CRISIL Ltd.	91,272	2,677

Godrej Consumer Products Ltd.	596,082	15,343

HDFC Bank Ltd.	951,105	21,475
HDFC Bank Ltd. (ADR)	200	15

Common stocks — 94.5% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
India — (continued)
Housing Development Finance Corp. Ltd.	1,490,211	$ 34,472

ICICI Bank Ltd.	847,364	3,613
ICICI Bank Ltd. (ADR)	1,743,700	14,996

IDFC Bank Ltd.	11,163,527	10,195

IndusInd Bank Ltd.	1,232,895	27,059

Info Edge (India) Ltd.	635,899	7,846

ITC Ltd.	1,733,560	7,483

Kotak Mahindra Bank Ltd.	484,249	6,504

Lupin Ltd.	729,935	16,245

Maruti Suzuki India Ltd.	48,646	4,507

Nestlé India Ltd.	48,392	4,979

Steel Authority of India Ltd.[1]	7,116,169	6,718

Sun Pharmaceutical Industries Ltd.	107,324	1,137

TeamLease Services Ltd.[1]	286,074	4,282

Torrent Power Ltd.[1]	1,584,518	5,621

		253,676

Indonesia — 5.0%
Astra International Tbk PT	48,148,100	31,164

Bank Mandiri (Persero) Tbk PT, Series B	11,700,754	10,274

Bank Rakyat Indonesia (Persero) Tbk PT	12,830,700	12,493

Elang Mahkota Teknologi Tbk PT	44,422,400	29,336

Matahari Department Store Tbk PT	24,222,200	23,949

Surya Citra Media Tbk PT	57,163,200	11,582

		118,798

Malaysia — 0.6%
Bumi Armada Bhd.	18,924,488	3,207

IHH Healthcare Bhd.	3,716,480	5,039

IJM Corp. Bhd.	7,861,904	6,040

		14,286

Philippines — 1.5%
International Container Terminal Services, Inc.	13,403,310	24,015

SM Investments Corp.	670,740	9,318

Universal Robina Corp.	1,179,060	3,842

		37,175

Singapore — 1.2%
Olam International Ltd.	49,199	67

Yoma Strategic Holdings Ltd.	62,241,405	28,477

		28,544

South Korea — 3.2%
AMOREPACIFIC Corp.	7,116	1,785

BGFretail Co., Ltd.	79,662	7,480

Hankook Tire Co., Ltd.	299,617	14,602

Hyundai Motor Co.	17,277	2,433

Kiwoom Securities Co., Ltd.	69,477	5,057

POSCO	23,003	5,986

S-1 Corp.	20,250	1,624

Samsung Electronics Co., Ltd.	7,832	14,427
Samsung Electronics Co., Ltd. (GDR)[2]	19,202	17,618

Shinhan Financial Group Co., Ltd.	163,502	6,813

		77,825

Taiwan — 7.7%
Advantech Co., Ltd.	522,000	4,370

Common stocks — 94.5% (continued)	Shares	Value (000)
Asia-Pacific — (continued)
Taiwan — (continued)
AirTAC International Group	1,792,161	$ 17,631

CTCI Corp.	6,396,600	11,173

Delta Electronics, Inc.	8,770,701	46,972

Ginko International Co., Ltd.	734,000	6,725

MediaTek, Inc.	2,334,000	16,538

Taiwan Semiconductor Manufacturing Co., Ltd.	12,445,094	77,519

Vanguard International Semiconductor Corp.	1,836,000	3,497

		184,425

Thailand — 1.1%
Bangkok Bank PCL, nonvoting depository receipt	2,553,804	13,489

Central Pattana PCL	4,232,100	6,989

Electricity Generating PCL	470,000	2,927

Thai Beverage PCL	3,130,100	2,104

		25,509

Total Asia-Pacific		1,435,524

Latin America — 15.2%
Argentina — 0.0%
Grupo Financiero Galicia SA, Class B	5	—

Brazil — 9.0%
Banco Bradesco SA, preferred nominative (ADR)	2,162,947	22,149

BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	1,435,200	8,843

CCR SA, ordinary nominative	6,367,689	36,714

Hypermarcas SA, ordinary nominative	2,852,400	26,423

Itaú Unibanco Holding SA, preferred nominative (ADR)	2,321,444	28,020

Lojas Americanas SA, ordinary nominative	892,627	3,781
Lojas Americanas SA, preferred nominative	1,248,100	6,522

Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[1]	3,027,700	29,338
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)[1]	1,301,400	11,999

Vale SA, Class A, preferred nominative	1,677,200	15,114
Vale SA, Class A, preferred nominative (ADR)	2,935,100	26,357

		215,260

Chile — 1.4%
Enel Américas SA	9,689,523	2,013
Enel Américas SA (ADR)	908,791	9,442

Enel Chile SA	7,753,194	858
Enel Chile SA (ADR)	407,491	2,241

Inversiones La Construcción SA	1,339,721	17,954

		32,508

Mexico — 3.6%
América Móvil, SAB de CV, Series L (ADR)	3,146,632	44,588

CEMEX, SAB de CV, ordinary participation certificates, units (ADR)[1]	1,071,826	9,721

Fibra Uno Administración, SA de CV REIT	12,684,334	21,734

Fomento Económico Mexicano, SAB de CV	365,300	3,240

Grupo Comercial Chedraui, SAB de CV, Class B	918,600	1,978

Grupo Financiero Inbursa, SAB de CV	3,105,400	5,147

Grupo Sanborns, SAB de CV, Series B1	761,790	889

		87,297

Peru — 1.2%
Credicorp Ltd.	175,428	28,648

Common stocks — 94.5% (continued)	Shares	Value (000)
Latin America — (continued)
Peru — (continued)
Graña y Montero SAA (ADR)	405,800	$ 1,270

		29,918

Total Latin America		364,983

Eastern Europe and Middle East — 7.9%
Oman — 0.1%
bank muscat SAOG	2,476,841	2,470

Russia — 6.6%
Alrosa PJSC	18,372,619	29,712

Baring Vostok Private Equity Fund III, LP1,3,4,5,6	24,981,597	17,724
Baring Vostok Private Equity Fund IV, LP3,5,6	22,088,495	15,323
Baring Vostok Fund IV Supplemental Fund, LP1,3,4,5,6	39,302,641	22,658

Global Ports Investments PLC (GDR)[1]	950,115	3,611

Globaltrans Investment PLC (GDR)	472,104	3,399

Magnit PJSC	13,570	2,233
Magnit PJSC (GDR)	292,233	11,163

MegaFon PJSC (GDR)	193,400	2,265

Moscow Exchange MICEX-RTS PJSC	6,930,361	13,732

New Century Capital Partners, LP1,3,5	5,247,900	729

Rosneft Oil Co. PJSC (GDR)	949,081	5,400

Sberbank of Russia PJSC	2,586,218	7,343
Sberbank of Russia PJSC (ADR)	1,322,000	15,243

Yandex NV, Class A1	295,125	6,472

		157,007

Turkey — 0.7%
Akbank TAS	4,755,197	11,160

Aktas Elektrik Ticaret AS1	4,273	—

Türkiye Petrol Rafinerileri AS	175,633	4,359

		15,519

United Arab Emirates — 0.5%
DP World Ltd.	519,209	11,163

First Gulf Bank PJSC, non-registered shares	532,036	1,869

		13,032

Total Eastern Europe and Middle East		188,028

Africa — 5.7%
South Africa — 5.7%
Discovery Ltd.	2,387,832	22,908

JSE Ltd.	64,077	615

Mr Price Group Ltd.	364,312	4,342

MTN Group Ltd.	2,037,090	18,524

Naspers Ltd., Class N	399,062	68,859

Shoprite Holdings Ltd.	1,060,129	15,298

Telkom SA SOC Ltd.	1,106,315	6,187

Total Africa		136,733

Other markets — 5.7%
Canada — 0.2%
First Quantum Minerals Ltd.	525,001	5,578

Denmark — 1.2%
Carlsberg A/S, Class B	315,491	29,135

Italy — 0.3%
Tenaris SA (ADR)	210,200	7,176

Common stocks — 94.5% (continued)	Shares	Value (000)
Other markets — (continued)
Switzerland — 0.4%
Dufry AG1	61,457	$ 9,363

United Kingdom — 1.0%
Lonmin PLC[1]	1,025,066	1,092

PZ Cussons PLC	2,162,220	8,699

Sedibelo Platinum Mines Ltd.[1]	17,665,800	13,013

		22,804

United States of America — 2.6%
AES Corp.	845,600	9,454

Cobalt International Energy, Inc.[1]	1,771,255	945

MercadoLibre, Inc.	121,912	25,781

Samsonite International SA	7,173,300	26,121

		62,301

Total Other markets		136,357

Multinational — 0.1%
Capital International Private Equity Fund IV, LP1,3,4,5,6	50,790,701	2,286

International Hospital Corp. Holding NV, Class A1,3,4	609,873	402

Total Multinational		2,688

Total common stocks (cost: $1,725,279,000)		2,264,313

Warrants — 1.1%
Eastern Europe and Middle East — 1.1%
Saudi Arabia — 1.1%
Savola Group Co., warrants, expire 2017[1,2]	2,310,392	25,400

Asia-Pacific — 0.0%
Singapore — 0.0%
Olam International Ltd., warrants, expire 2018[1]	570,012	126

Total warrants (cost: $24,158,000)		25,526

Convertible preferred stocks — 0.0%
Multinational — 0.0%
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred[1,3,4]	622,354	411

Total convertible preferred stocks (cost: $3,504,000)		411

Convertible bonds — 0.0%	Principal amount (000)
Asia-Pacific — 0.0%
China — 0.0%
Fu Ji Food and Catering Services Holdings Ltd., 0.00% convertible notes, 2020[7]	CNY97,700	—

Total convertible bonds (cost: $0)		—

Short-term securities — 3.9%
Commercial paper — 3.9%
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.88% due 4/7/2017	$ 50,000	49,991

Short-term securities — 3.9% (continued)	Principal amount (000)	Value (000)
Commercial paper — (continued)
General Electric Co. 0.83% due 4/3/2017	$ 43,650	$ 43,647

Total short-term securities (cost: $93,641,000)		93,638

Total investment securities — 99.5% (cost: $1,846,582,000 )		2,383,888

Other assets less liabilities — 0.5%		11,135
Net assets — 100.0%		$2,395,023

Forward currency contracts
The fund has entered into the over-the-counter ("OTC") forward currency contracts as shown in the following table. The average month-end notional amount of open OTC forward currency contracts while held was $19,539,000.

			Notional amount		Unrealized
	Settlement date	Counterparty	Receive (000)	Deliver (000)	(depreciation) at 3/31/2017 (000)
Sales: Chinese yuan renminbi offshore	1/12/2018	Citibank N.A.	$15,358	CNH109,390	$(231)

Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, Capital International Private Equity Fund IV, LP is considered an affiliate since this issuer has the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the nine months ended March 31, 2017, is as follows:

					Dividend	Value of
					and interest	affiliates at
Issuer	Beginning shares	Additions	Reductions	Ending shares	Income (000)	3/31/2017 (000)

Baring Vostok Private Equity Fund III[1,8]	24,981,597	—	—	24,981,597	$ —	$17,724
Baring Vostok Capital Partners IV8,9	59,722,712	1,668,424	—	61,391,136	705	37,981
Capital International Private Equity Fund IV1,8	50,790,701	—	—	50,790,701	—	2,286
International Hospital[1]	1,232,227	—	—	1,232,227	—	813
Baring Vostok Private Equity Fund[1,9]	11,783,118	—	11,783,118	—	—	—
Pan-African Investment Partners II9	3,800	—	3,800	—	—	—
					$705	$58,804

1 Security did not produce income during the last 12 months. 2 Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws). May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $46,401,000, which represented 1.94% of the net assets of the fund. 3 Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below. 4 This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. Capital International Private Equity Fund IV, LP is also considered an affiliate since this issuer has the same investment adviser as the fund. 5 Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund’s performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported. 6 7 8 9 Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined. Scheduled interest and/or principal payment was not received. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund’s interest in the partnerships is reported. Unaffiliated issuer at 03/31/2017.

Private placement securities	Acquisition date	Cost (000)	Value (000)	Percent of net assets
Baring Vostok Fund IV Supplemental Fund, LP	10/8/2007	$36,134	$22,658.95%
Baring Vostok Private Equity Fund III, LP	3/30/2005	19,026	17,724.74
Baring Vostok Private Equity Fund IV, LP	4/25/2007	19,221	15,323.64
Capital International Private Equity Fund IV, LP	3/29/2005	8,607	2,286.10
International Hospital Corp. Holding NV, Class A	9/25/1997	8,011	402.02
International Hospital Corp. Holding NV, Series B, cumulative convertible preferred	2/12/2007	3,504	411.02
New Century Capital Partners, LP	12/7/1995	–	729.03
Total private placement securities		$94,503	$59,533	2.50%

Valuation disclosures

Capital International, Inc., the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S.GAAP. The net asset value of the fund is generally determined as of approximately 4.00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the audit committee with supplemental information to support the changes. The fund’s audit committee also regularly reviews reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the fund’s valuation levels as of March 31, 2017 (dollars in thousands):

	Investment securities

	Level 1[1]	Level 2[1,2]	Level 3[2]	Total
Assets:
Common stocks:
Asia-Pacific	$1,410,666	$ 24,858	$ –	$1,435,524
Latin America	364,983	–	–	364,983
Eastern Europe and Middle East	131,594	–	56,434	188,028
Africa	136,733	–	–	136,733
Other markets	123,344	–	13,013	136,357
Multinational	–	–	2,688	2,688
Warrants	126	25,400	–	25,526
Convertible preferred stocks	–	–	411	411
Short-term securities	–	93,638	–	93,638
Total	$2,167,446	$143,896	$72,546	$2,383,888

	Other investments[3]

	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$–	$(231)	$–	$(231)

1 Investment securities with a market value of $1,439,692,000, which represented 60.11% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

2 Level 2 and Level 3 include investment securities with an aggregate value of $122,804,000, which represented 5.13% of the net assets of the fund, that were fair valued under guidelines adopted by authority of the fund’s board of directors/trustees.

3 Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions during the nine months ended

March 31, 2017 (dollars in thousands):

	Beginning value at 7/1/2016	Gross transfers into Level 3[4]	Purchases	Sales	Net realized (loss) gain	Net unrealized appreciation	Gross transfers out of Level 3[5]	Ending value at 3/31/2017
Private equity funds	$ 51,716	$ —	$1,668	$(4,842)	$(5,679)	$15,857	$ —	$58,720
Other securities[6]	14,610	185	—	(2,159)	1,026	312	(148)	13,826
Total	$66,326	$185	$1,668	$(7,001)	$(4,653)	$16,169	$(148)	$72,546
Net unrealized depreciation during the period on Level 3 investment securities held at March 31, 2017 (dollars in thousands):								$11,329
[4]			Transfers into and out of Level 3 are based on the beginning market value of the quarter in which they occurred.
[5]			Represents less than 1% of portfolio securities as of March 31, 2017.

The fund owns an interest in multiple private equity funds, which are considered alternative investments and are classified as Level 3 investment securities. The private equity funds are fair valued using the net asset value based on the fund’s financial statements adjusted for known company or market events, updated market pricing for underlying securities, and/or fund transactions (i.e., drawdowns and distributions) and may include other unobservable inputs.

The other unobservable inputs used in the fair value measurements of the fund’s private equity investments are directional adjustments based on relevant market data (such as significant movement of a country-specific exchange-traded fund or index after the financial statement date of the private equity fund). Significant increases (decreases) of these inputs could result in significantly higher (lower) fair valuation. There were no other unobservable inputs as of March 31, 2017.

The following table lists the characteristics of the alternative investments held by the fund as of March 31, 2017 (dollars in thousands):

Investment type	Investment strategy	Fair Value	Unfunded commitment*	Remaining life†	Redemption terms	Unobservable input(s)	Range
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$58,720	$6,884	≤ 0 to 2 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.	Market index adjustment	0 to 15%

*	Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
†	Represents the remaining life of the fund term or the estimated period of liquidation.

Gross unrealized appreciation on investment securities	$667,355
Gross unrealized depreciation on investment securities	(176,035)
Net unrealized depreciation on investment securities	491,320
Cost of investment securities	1,892,568

Key to abbreviations

ADR	—	American Depositary Receipts
CNH	—	Chinese yuan renminbi offshore
CNY	—	Chinese yuan
GDR	—	Global Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of Emerging Markets Growth Fund, Inc. This and other important information is contained in the prospectus, which can be obtained from Capital or your relationship manager and should be read carefully before investing.

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Principal Executive Officer

Date: May 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Victor D. Kohn__________________________
Victor D. Kohn, President and Principal Executive Officer

Date: May 26, 2017

By __/s/ Gregory F. Niland_______________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: May 26, 2017